Exhibit 10.2

[FLORIDA DOCUMENTARY STAMP TAXES IN THE AMOUNT OF $2,450.00 HAVE BEEN OR WILL BE PAID DIRECTLY TO THE FLORIDA DEPARTMENT OF REVENUE.]

AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT

THIS AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT (this “Amendment No. 4”), dated as of September 25, 2020, is entered into by and among GACP FINANCE CO., LLC (“GACP”), in its capacity as administrative agent for each of the Lenders (in such capacity, “Agent”), FRANCHISE GROUP NEW HOLDCO, LLC, a Delaware limited liability company (“Global Parent”), FRANCHISE GROUP INTERMEDIATE HOLDCO, LLC, a Delaware limited liability company (“Lead Borrower”), AMERICAN FREIGHT GROUP, LLC, a Delaware limited liability company (“AFG”), certain other Subsidiaries of Lead Borrower party hereto as Borrowers (together with Lead Borrower and AFG, each individually and collectively, jointly and severally, “Borrower”), the other Loan Parties party hereto and the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, each individually, a “Lender”, and collectively, the “Lenders”), and in light of the following:

W I T N E S S E T H

WHEREAS, Global Parent, Borrower, Lenders, the other Loan Parties and Agent are parties to that certain Credit Agreement, dated as of February 14, 2020 (as amended by that certain Amendment Number One to Credit Agreement, dated as of March 13, 2020, that certain Limited Waiver, Joinder and Amendment Number Two to Credit Agreement, dated as of May 1, 2020, that Amendment Number Three to Credit Agreement, dated as of September 23, 2020, the “Existing Credit Agreement”, and the Existing Credit Agreement as amended by this Amendment No. 4, the “Credit Agreement”);

WHEREAS, Required Lenders authorized Agent and Collateral Agent to, and Agent and Collateral Agent did, enter into the Intercreditor Agreement on the Amendment No. 3 Effective Date;

WHEREAS, Borrower has requested that Agent and each of the Lenders make certain amendments to the Existing Credit Agreement; and

WHEREAS, upon the terms and conditions set forth herein, Agent and the Required Lenders are willing to make certain amendments to the Existing Credit Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.            Defined Terms. All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in Section 1.01 of the Credit Agreement.

2.            Amendments to Existing Credit Agreement. Subject to the satisfaction (or waiver in writing by all of the Lenders) of the conditions precedent set forth in Section 3 hereof, the Existing Credit Agreement shall be amended to reflect the changes which are attached as Annex A hereto, such that on the Amendment Effective Date (as defined below) the terms set forth in Annex A hereto which appear in bold and double underlined text (inserted text) shall be added to the Existing Credit Agreement and the terms appearing as text which is stricken (~~deleted text~~) shall be deleted from the Existing Credit Agreement.

3.            Conditions Precedent to Amendment. The satisfaction (or waiver in writing by Agent and all of the Lenders) of each of the following shall constitute conditions precedent to the effectiveness of this Amendment No. 4 (such date being the “Amendment Effective Date”):

(a)                Agent shall have received this Amendment No. 4, duly executed by the Borrowers and their subsidiaries party hereto and by each of the Lenders, and the same shall be in full force and effect.

(b)                After giving effect to this Amendment No. 4, with respect to Global Parent and its Subsidiaries, the representations and warranties contained herein, in the Credit Agreement, and in the other Loan Documents, in each case, shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties are true and correct in all respects subject to such qualification) on and as of the date hereof, to the same extent as though made on and as of the date hereof, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date.

(c)                No event has occurred and is continuing or would result from the consummation of the transactions contemplated herein that would constitute a Default or Event of Default.

(d)                Lead Borrower shall pay substantially concurrently with the closing of the transactions evidenced by this Amendment No. 4, all fees, costs, expenses and taxes then payable pursuant to the Credit Agreement and Section 4 of this Amendment No. 4.

4.            Payment of Costs and Fees. Lead Borrower shall pay to Agent and each Lender all expenses required to be paid pursuant to Section 10.02 of the Credit Agreement in connection with the preparation, negotiation, execution and delivery of this Amendment No. 4 and any documents and instruments relating hereto.

5.            APPLICABLE LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL PROVISIONS. THIS AMENDMENT NO. 4 SHALL BE SUBJECT TO THE PROVISIONS REGARDING APPLICABLE LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL SET FORTH IN SECTIONS 10.14, 10.15 AND 10.16 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

6.            Representations and Warranties. Each Loan Party, jointly and severally, hereby:

(a)	represents and warrants that, each of the representations and warranties made to Agent and Lenders under the Credit Agreement and all of the other Loan Documents are true and correct in all material respects on and as of the date hereof (after giving effect to this Amendment No. 4 and the other documents executed in connection with this Amendment No. 4) except to the extent that (i) such representations or warranties are qualified by a materiality standard, in which case they shall be true and correct in all respects, or (ii) such representations or warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (or, if such representations or warranties are qualified by a materiality standard, in all respects as of such earlier date));

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(b)	represents and warrants that, after giving effect to this Amendment No. 4, no Default or Event of Default has occurred and is continuing;

(c)	represents and warrants that the execution, delivery and performance by each Loan Party of this Amendment No. 4 and the consummation of the transactions contemplated hereby or thereby, are within such Loan Party’s powers, have been duly authorized by all necessary organizational action, and do not contravene (i) the Organizational Documents of such Loan Party or (ii) any law or any Contractual Obligation of any Loan Party, except, for purposes of this clause (ii), to the extent such contravention would not reasonably be expected to have a Material Adverse Effect;

(d)	represents and warrants that no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority, any stockholders, members, partners or any other equityholders of any Loan Party, and any Person pursuant to any Contractual Obligation, is required for the due execution, delivery and performance by any Loan Party of this Amendment No. 4 that has not already been obtained if the failure to obtain such authorization, approval or other action, or to provide such notice or make such filing, could reasonably be expected to result in a Material Adverse Effect;

(e)	represents and warrants that this Amendment No. 4 has been duly executed and delivered by each Loan Party party thereto; and

(f)	represents and warrants that this Amendment No. 4 constitutes upon execution, the legal, valid and binding obligation of each Loan Party party hereto enforceable against such Loan Party in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws relating to or affecting the rights of creditors generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

7.            Amendments. This Amendment No. 4 cannot be altered, amended, changed or modified in any respect except in accordance with Section 10.05 of the Credit Agreement.

8.            Counterpart Execution. This Amendment No. 4 may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. The words “execution,” signed,” “signature,” and words of like import in this Amendment No. 4 or in any other certificate, agreement or document related to this Amendment No. 4 or any other Loan Documents shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

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9.            Effect on Loan Documents.

(a)                The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment No. 4 shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. The waivers, consents and modifications set forth herein, if any, are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse any future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further waiver, consent or amendment or other matter under the Loan Documents, and shall not be construed as an indication that any future waiver or amendment of covenants or any other provision of the Credit Agreement will be agreed to, it being understood that the granting or denying of any waiver or amendment which may hereafter be requested by Borrower remains in the sole and absolute discretion of Agent and Lenders. To the extent that any terms or provisions of this Amendment No. 4 conflict with those of the Credit Agreement or the other Loan Documents, the terms and provisions of this Amendment No. 4 shall control.

(b)                Upon and after the effectiveness of this Amendment No. 4, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(c)                To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Credit Agreement, after giving effect to this Amendment No. 4, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

(d)                This Amendment No. 4 is a Loan Document.

(e)                Unless the context of this Amendment No. 4 clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Amendment No. 4 refer to this Amendment No. 4 as a whole and not to any particular provision of this Amendment No. 4. Section, subsection, clause, schedule, and exhibit references herein are to this Amendment No. 4 unless otherwise specified. Any reference in this Amendment No. 4 to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein) Any reference herein to the Obligations shall (i) mean “Obligations” as defined in the Credit Agreement (including any expenses, fees or interest that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding) and (ii) include all or any portion thereof and any extensions, modifications, renewals, or alterations thereof, both prior and subsequent to any Insolvency Proceeding.

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10.          Entire Agreement. This Amendment No. 4, and the terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

11.          Integration. This Amendment No. 4, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

12.          Reaffirmation of Obligations. Each Loan Party hereby (a) acknowledges and reaffirms its obligations owing to Agent and each Lender under each Loan Document to which it is a party (including, in respect of Global Parent, its Guaranty of the Obligations), and (b) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Each Loan Party hereby (i) further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document to Collateral Agent, on behalf and for the benefit of each Secured Party, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and (ii) acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof (including, without limitation, from after giving effect to this Amendment No. 4).

13.          Severability. In case any provision in this Amendment No. 4 shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment No. 4 and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

14.          Consent to Intercreditor Agreement. Each undersigned Lender, collectively comprising all Lenders, hereby (i) confirms that it has reviewed the terms of the Intercreditor Agreement and (ii) acknowledges and consents to the terms of the Intercreditor Agreement for all purposes on the terms set forth therein.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have entered into this Amendment Number Four as of the date first above written.

FRANCHISE GROUP NEW HOLDCO, LLC,
as Global Parent

By:	/s/ Brian Kahn
Name: Brian Kahn
Title: President and Chief Executive Officer

FRANCHISE GROUP INTERMEDIATE HOLDCO, LLC,
as Lead Borrower

By:	/s/ Brian Kahn
Name: Brian Kahn
Title: President and Chief Executive Officer

AMERICAN FREIGHT GROUP, LLC,
as a Borrower

By:	/s/ William Powell
Name: William Powell
Title: Executive Vice President

Franchise Group Newco Intermediate AF, LLC,
as a Borrower

By:	/s/ Brian Kahn
Name: Brian Kahn
Title: President and Chief Executive Officer

American Freight Holdings, LLC,
as a Borrower

By:	/s/ William Powell
Name: William Powell
Title: Executive Vice President

[Signature Page to Amendment Number Four to Credit Agreement]

American Freight, LLC
as a Borrower

By:	/s/ William Powell
Name: William Powell
Title: Executive Vice President

American Freight Management Company, LLC,
as a Borrower

By:	/s/ William Powell
Name: William Powell
Title: Executive Vice President

Franchise Group Intermediate B, LLC,
as a Borrower

By:	/s/ Brian Kahn
Name: Brian Kahn
Title: President and Chief Executive Officer

Buddy’s Newco, LLC,
as a Borrower

By:	/s/ Michael Bennett
Name: Michael Bennett
Title: Chief Executive Officer

Buddy’s Franchising and Licensing LLC,
as a Borrower

By:	/s/ Michael Bennett
Name: Michael Bennett
Title: Chief Executive Officer

[Signature Page to Amendment Number Four to Credit Agreement]

Franchise Group Intermediate S, LLC,
as a Borrower

By:	/s/ Brian Kahn
Name: Brian Kahn
Title: President and Chief Executive Officer

Franchise Group Newco S, LLC,
as a Borrower

By:	/s/ Ron Allender
Name: Ron Allender
Title: Executive Vice President

American Freight Outlet Stores, LLC,
as a Borrower

By:	/s/ William Powell
Name: Will Powell
Title: President

Outlet Merchandise, LLC,
as a Borrower

By:	/s/ William Powell
Name: Will Powell
Title: President

American Freight Discount Outlet Franchising, LLC,
as a Borrower

By:	/s/ William Powell
Name: Will Powell
Title: Executive Vice President

[Signature Page to Amendment Number Four to Credit Agreement]

FRANCHISE GROUP INTERMEDIATE V, LLC,
as a Guarantor

By:	/s/ Brian Kahn
Name: Brian Kahn
Title: President and Chief Executive Officer

FRANCHISE GROUP NEWCO V, LLC,
as a Guarantor

By:	/s/ Brian Kahn
Name: Brian Kahn
Title: President and Chief Executive Officer

FRANCHISE GROUP INTERMEDIATE L, LLC,
as a Guarantor

By:	/s/ Brian Kahn
Name: Brian Kahn
Title: President and Chief Executive Officer

FRANCHISE GROUP INTERMEDIATE L 1, LLC

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

FRANCHISE GROUP INTERMEDIATE L 2, LLC

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

JTH TAX LLC

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

[Signature Page to Amendment Number Four to Credit Agreement]

SIEMPRETAX+ LLC

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

LIBERTY CREDIT REPAIR, LLC

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer and Vice President

JTH FINANCIAL, LLC

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

WEFILE LLC

By:	/s/ Daniel Brashier
Name: Daniel Brashier
Title: Treasurer

JTH PROPERTIES 1632, LLC

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

LTS PROPERTIES, LLC

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

LTS SOFTWARE LLC

By:	/s/ Daniel Brashier
Name: Daniel Brashier
Title: Treasurer

[Signature Page to Amendment Number Four to Credit Agreement]

JTH TAX OFFICE PROPERTIES, LLC

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

360 ACCOUNTING SOLUTIONS LLC

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

JTH COURT PLAZA, LLC

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

LIBERTY TAX HOLDING CORPORATION

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

LIBERTY TAX SERVICE INC.

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

[Signature Page to Amendment Number Four to Credit Agreement]

GACP FINANCE CO., LLC,
as Administrative Agent

By:	/s/ Robert Louzan
Name: Robert Louzan
Title: President

[Signature Page to Amendment Number Four to Credit Agreement]

PIF ONSHORE VI LP,
as a Lender

By: Pacific Investment Management
Company LLC, its investment manager

By:	/s/ Adam L. Gubner
Name: Adam L. Gubner
Title: Managing Director

HVS XXIV LLC,
as a Lender

By:	/s/ Adam L. Gubner
Name: Adam L. Gubner
Title: Authorized Person

RSF XI LLC,
as a Lender

By:	/s/ Russell D. Gannaway
Name: Russell D. Gannaway
Title: Authorized Person

[Signature Page to Amendment Number Four to Credit Agreement]

BTC HOLDINGS SC FUND LLC,
as a Lender

By: Blue Torch Credit Opportunities SC Master Fund LP, its sole member
By: Blue Torch Credit Opportunities SC GP LLC, its General Partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC HOLDINGS FUND I, LLC,
as a Lender

By: Blue Torch Credit Opportunities Fund I LP, its sole member
By: Blue Torch Credit Opportunities GP LLC, its general partner
By: KPG BTC Management LLC, its sole Member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

[Signature Page to Amendment Number Four to Credit Agreement]

BTC HOLDINGS FUND I-B, LLC,
as a Lender

By: Blue Torch Credit Opportunities Fund I LP, its sole member
By: Blue Torch Credit Opportunities GP LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

[Signature Page to Amendment Number Four to Credit Agreement]

CERBERUS ASRS FUNDING LLC,
as a Lender

By:	/s/ Eric Miller
Name: Eric Miller
Title: Vice President

CERBERUS AOZ LOAN OPPORTUNITIES FUND, L.P.,
as a Lender

By: Cerberus AOZ Loan Opportunities GP, LLC
Its: General Partner

By:	/s/ Eric Miller
Name: Eric Miller
Title: Senior Managing Director

CERBERUS AUS LEVERED HOLDINGS LP,
as a Lender

By: CAL I GP Holdings LLC
Its: General Partner

By:	/s/ Eric Miller
Name: Eric Miller
Title: Senior Managing Director

[Signature Page to Amendment Number Four to Credit Agreement]

CERBERUS C-1 LEVERED LLC,
as a Lender

By:	/s/ Eric Miller
Name: Eric Miller
Title: Vice President

CERBERUS FSBA LEVERED LLC,
as a Lender

By:	/s/ Eric Miller
Name: Eric Miller
Title: Vice President

CERBERUS KRS LEVERED LLC,
as a Lender

By:	/s/ Eric Miller
Name: Eric Miller
Title: Vice President

CERBERUS ND LEVERED LLC,
as a Lender

By:	/s/ Eric Miller
Name: Eric Miller
Title: Vice President

CERBERUS ONSHORE LEVERED IV LLC,
as a Lender

By:	/s/ Eric Miller
Name: Eric Miller
Title: Vice President

[Signature Page to Amendment Number Four to Credit Agreement]

CERBERUS OFFSHORE LEVERED IV LLC,
as a Lender

By:	/s/ Eric Miller
Name: Eric Miller
Title: Vice President

CERBERUS OFFSHORE UNLEVERED LOAN
OPPORTUNITIES MASTER FUND IV, L.P.,
as a Lender

By: Cerberus Offshore Unlevered Opportunities IV GP, LLC
Its: General Partner

By:	/s/ Eric Miller
Name: Eric Miller
Title: Senior Managing Director

CERBERUS REDWOOD LEVERED A LLC,
as a Lender

By:	/s/ Eric Miller
Name: Eric Miller
Title: Vice President

[Signature Page to Amendment Number Four to Credit Agreement]

CERBERUS REDWOOD LEVERED LOAN
OPPORTUNITIES FUND B, L.P.,
as a Lender

By: Cerberus Redwood Levered Opportunities GP B, LLC
Its: General Partner

By:	/s/ Eric Miller
Name: Eric Miller
Title: Senior Managing Director

CERBERUS PSERS LEVERED LLC,
as a Lender

By:	/s/ Eric Miller
Name: Eric Miller
Title: Vice President

CERBERUS STEPSTONE LEVERED LLC,
as a Lender

By:	/s/ Eric Miller
Name: Eric Miller
Title: Vice President

KAAMANEN HOLDINGS, LP,
as a Lender

By: Kaamanen GP, LLC, its general partner
By: CBF Manager, L.P., its non-member manager

By:	/s/ Eric Miller
Name: Eric Miller
Title: Senior Managing Director

[Signature Page to Amendment Number Four to Credit Agreement]

KAAMANEN LEVERED, LP,
as a Lender

By: Kaamanen Levered GP, LLC, its general
Partner

By: CBF Manager, L.P., its non-member manager
as Assignee

By:	/s/ Eric Miller
Name: Eric Miller
Title: Senior Managing Director

RELIANCE STANDARD LIFE INSURANCE
COMPANY,
as a Lender

By: CBF-D Manager, LLC
Its: Investment Manager

By:	/s/ Eric Miller
Name: Eric Miller
Title: Senior Managing Director

[Signature Page to Amendment Number Four to Credit Agreement]

MC INCOME PLUS FINANCING SPV LLC,
as a Lender

By:	/s/ Mike Meyer
Name: Mike Meyer
Title: Director

Monroe Capital Opportunistic Private Credit Master Fund SCSp,
as a Lender

By: Monroe Capital Management Advisors LLC,
as Investment Manager

By:	/s/ Mike Meyer
Name: Mike Meyer
Title: Director

Monroe Capital Private Credit Fund III (Lux) Financing SPV LP,
as a Lender

By: Monroe Capital Private Credit Fund III (Lux) Financing SPV GP LLC,
its general partner

By: Monroe Capital Management Advisors LLC, as Manager

By:	/s/ Mike Meyer
Name: Mike Meyer
Title: Director

MONROE CAPITAL PRIVATE CREDIT FUND III (UNLEVERAGED) LP
as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND III LLC,
its general partner

By:	/s/ Mike Meyer
Name: Mike Meyer
Title: Director

MONROE CAPITAL CORPORATION,
as a Lender

By:	/s/ Mike Meyer
Name: Mike Meyer
Title: Director

[Signature Page to Amendment Number Four to Credit Agreement]

MONROE CAPITAL PRIVATE CREDIT FUND III FINANCING SPV LLC,
as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND III LP, as Designated Manager

By: MONROE CAPITAL PRIVATE CREDIT FUND III LLC, its general partner

By:	/s/ Mike Meyer
Name: Mike Meyer
Title: Director

MONROE PRIVATE CREDIT FUND A FINANCING SPV LLC
as a Lender

By: MONROE PRIVATE CREDIT FUND A LP, as its Designated Manager

By: MONROE PRIVATE CREDIT FUND A LLC,
its general partner

By:	/s/ Mike Meyer
Name: Mike Meyer
Title: Director

MONROE (NP) U.S. PRIVATE DEBT FUND LP,
as a Lender

By: MONROE (NP) U.S. PRIVATE DEBT FUND GP LTD.,
its general partner

By:	/s/ Mike Meyer
Name: Mike Meyer
Title: Director

Monroe Capital Fund SV S.a.r.l., acting in respect of its Fund III (Unleveraged) Compartment as a Lender

By: Monroe Capital Management Advisors LLC
as Investment Manager

By:	/s/ Mike Meyer
Name: Mike Meyer
Title: Director

[Signature Page to Amendment Number Four to Credit Agreement]

FLF I AB HOLDINGS FINANCE L.P.,
as a Lender

By: FLF I AB Holdings Finance CM LLC, as Servicer

By: Fortress Lending I Holdings L.P., its sole member

By: Fortress Lending Advisors LLC, its investment manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Authorized Signatory

DBDB FUNDING LLC,
as a Lender

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

FLF I HOLDINGS FINANCE L.P.,
as a Lender

By: FLF I Holdings Finance CM LLC,
as servicer

By: Fortress Lending I Holdings L.P., its sole member

By: Fortress Lending Advisors LLC, its investment manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Authorized Person

[Signature Page to Amendment Number Four to Credit Agreement]

KAYNE SOLUTIONS FUND, L.P.,
as a Lender

By: Kayne Solutions Fund GP, LLC,
its general partner

By:	/s/ Jon Levinson
Name: Jon Levinson
Title: Managing Partner

KAFRG INVESTORS, L.P.,
as a Lender

By: KAFRG Investors GP, LLC,
its general partner

By:	/s/ Jon Levinson
Name: Jon Levinson
Title: Managing Partner

KAYNE SOLUTIONS MINI-MASTER FUND, L.P.,
as a Lender

By: Kayne Solutions Fund GP, LLC,
its general partner

By:	/s/ Jon Levinson
Name: Jon Levinson
Title: Managing Partner

[Signature Page to Amendment Number Four to Credit Agreement]

GACP II, L.P.,
as a Lender

By:	/s/ Robert Louzan
Name: Robert Louzan
Title: Authorized Person

[Signature Page to Amendment Number Four to Credit Agreement]